Securities And Exchange Commission

                            Washington, D.C.  20549


                               ________________

                                   FORM 8-K

                               ________________

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               November 21, 1997

               DATE OF REPORT (Date of earliest event reported)

                            INGERSOLL-RAND COMPANY
            (Exact name of registrant as specified in its charter)

          NEW JERSEY                    1-985                 13-5156640
 (State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)          Identification Number)
                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                   (Address of principal executive offices)

                                (212) 573-0123
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
          ------------

     Pursuant to the terms and conditions of a Pricing Agreement between Ingersoll-Rand Company (the "Registrant") and J.P. Morgan Securities Inc., as Representative of the several Underwriters, dated as of November 21, 1997, the Registrant will issue on or about November 26, 1997, $400,000,000 aggregate principal amount of its 6.255% Notes Due 2001 (the "Notes").

Item 7.   Exhibits
          --------

     Exhibits:

     Exhibit 1: Pricing Agreement dated November 21, 1997, between Ingersoll-Rand Company and J.P. Morgan Securities Inc. as Representative of the several Underwriters.

     Exhibit 4:     Form of 6.255% Notes Due 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INGERSOLL-RAND COMPANY
                                          (Registrant)


                                    By: /s/ Gerard V. Geraghty
                                        ----------------------
                                       Name:    Gerard V. Geraghty
                                       Title:   Vice President and Comptroller


Date:  November 21, 1997

                                 Exhibit Index

                             Exhibits to Form 8-K




  Number in                                                      Sequential
Exhibit Table   Exhibit                                          Page Number
-------------   -------                                          -----------

    1 Pricing Agreement dated November 21, 1997, between Ingersoll-Rand Company and J.P. Morgan
               Securities Inc., as Representative of the several Underwriters

    4          Form of 6.255% Notes Due 2001.

                                                                     Exhibit 1

                                                                     Exhibit 4